UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2008

Skyworks Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5560	04-2302115
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 Sylvan Road, Woburn, Massachusetts		01801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-376-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) APPROVAL OF FISCAL YEAR 2009 EXECUTIVE INCENTIVE PLAN

On November 4, 2008, the Compensation Committee of Skyworks Solutions, Inc. (the "Company") approved the Fiscal Year 2009 Executive Incentive Plan (the "Incentive Plan"). The Incentive Plan establishes cash incentive awards that may be earned by senior management approved for participation in the Incentive Plan, including named executive officers of the Company, based on the Company’s achievement of certain corporate goals on a semi-annual basis. The Incentive Plan also establishes minimum performance thresholds with respect to the corporate goals that must be achieved before any incentives are awarded under the Incentive Plan. The Incentive Plan's semi-annual corporate goals, which are approved by the Compensation Committee of the Company, involve achievement of certain revenue, gross margin, operating income, inventory management, and customer metrics for the first and second half of fiscal year 2009.

Under the Incentive Plan, the Company’s Chief Executive Officer is eligible to earn cash incentive awards equaling 100% of his base salary for the fiscal year if the Company achieves its target performance metrics, with the opportunity to earn up to a maximum of two times his target award to the extent the Company exceeds its target performance metrics. The Company’s other named executive officers are eligible to earn cash incentive awards equaling sixty percent (60%) of their respective base salaries for the fiscal year if the Company achieves its target performance metrics, with the opportunity to earn up to a maximum of two times their target awards to the extent the Company exceeds its target performance metrics. Upon completion of the first six months of fiscal year 2009, the Compensation Committee will determine the extent to which the Company’s performance goals have been attained for the first half of the fiscal year, and whether any incentives awards should be made. Upon completion of the second half of the fiscal year, the Compensation Committee will complete the same process. Twenty percent (20%) of any award made for the first half of the fiscal year will be held back and paid after year-end only if the nominal operating income goal for the full fiscal year is met. In addition, the Compensation Committee has discretion to issue the Company's common stock in lieu of cash for all, or a part of, an award approved under the Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.

November 10, 2008	By:	Donald W. Palette

Name: Donald W. Palette
Title: Vice President and Chief Financial Officer